UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2005

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




         DELAWARE                   1-11871                     11-3312952
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     (State or other              (Commission                (I.R.S. Employer
       jurisdiction               File Number)              Identification No.)
    of incorporation)

150 East 58th Street, Suite 3238                                  10155
New York, New York
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)



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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 April 19, 2004




ITEM 7.01  REGULATION FD DISCLOSURE

         On April 19, 2004, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2004 Fiscal Year End earnings. A copy of the press release is furnished as Exhibit 99.1.

         The information contained in this report is being furnished pursuant to
Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release dated April 19, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                      COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  April 19, 2005                        By:  /s/ James M. DeAngelis
                                             ---------------------------
                                             James M. DeAngelis
                                             Senior Vice President and
                                             Chief Financial Officer



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

                                  EXHIBIT INDEX


         Exhibit No.
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            99.1               Press Release dated April 19, 2005 issued by
                               Commodore Applied Technologies, Inc.






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